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TABLE OF CONTENTS

Exhibit 10.21

        CUSTODIAL AGREEMENT

among

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Buyer,

ACRC LENDER W LLC,
as Seller,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Custodian

Dated as of December 14, 2011

 TABLE OF CONTENTS

		Page
ARTICLE I
DEFINITIONS
Section 1.01	Defined Terms	1
Section 1.02	General Interpretative Principles	3
ARTICLE II
DELIVERY OF MORTGAGE ASSET FILE
Section 2.01	Delivery	3
ARTICLE III
ASSET SCHEDULE AND EXCEPTION REPORT; TRUST RECEIPT
Section 3.01	Asset Schedule and Exception Report; Trust Receipt	6
Section 3.02	Custodian	8
Section 3.03	Discrepancies	8
ARTICLE IV
OBLIGATIONS OF CUSTODIAN
Section 4.01	Custody	8
Section 4.02	Obligations	8
Section 4.03	Levy, Attachment and Other Court Orders	8
Section 4.04	Pledge or Rehypothecation	9
ARTICLE V
RELEASE OF MORTGAGE ASSET FILES
Section 5.01	Release of Documentation	9
Section 5.02	Release of Mortgage Asset File and Documentation	10
Section 5.03	Release to Third-Party	10
Section 5.04	Other Release	10
Section 5.05	Notification by Buyer	11
Section 5.06	Tracking	11
Section 5.07	Method of Shipment	11
ARTICLE VI
FEES AND EXPENSES OF CUSTODIAN
Section 6.01	Fees	11
ARTICLE VII
REMOVAL OR RESIGNATION OF CUSTODIAN
Section 7.01	Resignation	11
Section 7.02	Removal and Discharge	11
Section 7.03	Successor	11

i

		Page
ARTICLE VIII
EXAMINATION OF FILES, BOOKS AND RECORDS
Section 8.01	Examination	12
ARTICLE IX
INSURANCE
Section 9.01	Insurance	12
ARTICLE X
REPRESENTATIONS AND WARRANTIES
Section 10.01	Custodian Representations and Warranties	13
Section 10.02	Seller Representations and Warranties	14
ARTICLE XI
MISCELLANEOUS
Section 11.01	No Adverse Interest	14
Section 11.02	Indemnification	14
Section 11.03	Reliance of Custodian	15
Section 11.04	Term of Agreement	16
Section 11.05	Notices	16
Section 11.06	Governing Law	16
Section 11.07	Authorized Representatives	16
Section 11.08	Amendment	16
Section 11.09	Cumulative Rights	16
Section 11.10	Assignment; Binding Upon Successors	17
Section 11.11	Entire Agreement; Severability	17
Section 11.12	Execution in Counterparts	17
Section 11.13	Tax Reports	17
Section 11.14	Assignment by Buyer	17
Section 11.15	SUBMISSION TO JURISDICTION; WAIVERS	17
Section 11.16	Confidentiality	18
Annex 1	Form of Mortgage Asset File Checklist
Annex 2	Trust Receipt
Annex 3	[Reserved]
Annex 4	Review Procedures
Annex 5-A	Request For Release And Receipt
Annex 5-B	Form of Request For Release of Documents And Receipt
Annex 5-C	Request For Release
Annex 6	Authorized Representatives of Buyer
Annex 7	Authorized Representatives of Seller
Annex 8	Authorized Representatives of Custodian
Annex 9	Form of Lost Note Affidavit/Assignment of Mortgage
Annex 10	Form of Transmittal & Bailment Letter
Annex 11	Form of Bailee Agreement

ii

 CUSTODIAL AGREEMENT

        This CUSTODIAL AGREEMENT, dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this "Agreement") is made by and among:

            (i)  WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (including its successors in interest, "Buyer")

           (ii)  ACRC LENDER W LLC, a Delaware limited liability company ("Seller"); and

          (iii)  WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian for Buyer pursuant to this Agreement (in such capacity, including its successors in interest and any successor Custodian as permitted hereunder, "Custodian").

RECITALS

        Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of December 14, 2011 (as amended, the "Repurchase Agreement"), pursuant to which Buyer agreed, subject to the terms and conditions of the Repurchase Agreement, that Buyer may from time to time enter into one or more Transactions consisting of a purchase by Buyer from Seller of certain Purchased Assets and the subsequent repurchase by Seller from Buyer of such Purchased Assets.

        It is a condition precedent to the effectiveness of the Repurchase Agreement that the parties hereto execute and deliver this Agreement to provide for the appointment of Custodian as custodian hereunder. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.01    Defined Terms.    Unless otherwise defined herein, capitalized terms used herein and defined in the Repurchase Agreement shall have the respective meanings given them in the Repurchase Agreement, and the following terms shall have the following meanings:

          "Asset Detail Report":    A report generated in written or electronic format by Custodian containing a list of the Purchased Assets held by it under this Agreement from time to time.

          "Asset Schedule and Exception Report":    With respect to any Mortgage Asset File, (1) the Mortgage Asset Schedule; (2) an inventory report listing each of the documents in the Mortgage Asset File being held by Custodian for the benefit of Buyer in respect thereof; and (3) a list of codes identifying all Exceptions related thereto. Each Asset Schedule and Exception Report shall set forth (a) the Purchased Assets being sold to Buyer on any applicable Purchase Date as well as the Purchased Assets previously sold to Buyer and held by Custodian hereunder, (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered, (c) upon a Request for Release from Seller pursuant to Section 5.03 hereof, shipping information, including airbill number and name and address and (d) the number of days elapsed since the date of shipment referred to in clause (c).

          "Authorized Representative":    The meaning specified in Section 11.07 of this Agreement.

          "Bailee Agreement":    An agreement substantially in the form attached hereto as Annex 11, delivered by Bailee to Buyer and Custodian with respect to each Wet Mortgage Asset in accordance with the terms hereof and of Section 3.01 of the Repurchase Agreement.

          "Business Day":    Any day other than (i) a Saturday or Sunday or (ii) a day on which banks in the State of New York (or state in which any of Seller, Custodian or Buyer is located) is authorized or obligated by law or executive order to be closed.

          "Buyer":    The meaning specified in the preamble to this Agreement.

          "Custodial Delivery Failure":    The meaning specified in Section 11.02(b).

          "Custodian":    The meaning specified in the preamble to this Agreement.

          "Electronic Transmission":    The delivery of information in an electronic format acceptable to the applicable recipient thereof.

          "Exception":    (i) With respect to any Purchased Asset, any variance from the applicable delivery requirements of Section 2.01 hereof with respect to the related Mortgage Asset File (giving effect to Seller's right to deliver certified copies in lieu of original documents in certain circumstances), including any variance from the documents purported to be delivered in any related Mortgage Asset File Checklist or (ii) any Mortgage Loan Document which has been released from the possession of Custodian for a period in excess of twenty (20) calendar days.

          "Lost Note Affidavit":    The meaning specified in Section 11.02(b).

          "Mortgage Asset Documents":    With respect to a Purchased Asset, the documents comprising the Mortgage Asset File for such Purchased Asset.

          "Mortgage Asset File":    As to each Purchased Asset, those documents listed in the applicable subsection of Section 2.01 that are required to be delivered to Custodian or which at any time come into the possession of Custodian.

          "Mortgage Asset File Checklist":    As to each Purchased Asset, a document checklist substantially in the form attached as Annex 1 hereto.

          "Mortgage Asset Schedule":    With respect to any Mortgage Asset File, a list of the related Purchased Assets, which list shall specify standard loan information including the loan number, loan amount, and borrower name.

          "Originator":    With respect to each Purchased Asset, the Person who originated or issued, as applicable, such Purchased Asset.

          "Participation Agreement":    With respect to any Senior Interest, the participation agreement or similar agreement under which such Senior Interest was created, if any.

          "Repurchase Agreement":    The meaning specified in the Recitals.

          "Request for Release":    A request of Seller in the form of Annex 5-C hereto.

          "Request for Release and Receipt":    A request of Seller in the form of Annex 5-A hereto.

          "Request for Release of Documents and Receipt":    A request of Seller in the form of Annex 5-B hereto.

          "Review Procedures":    The procedures set forth on Annex 4 hereto.

          "Security Agreement":    With respect to any Purchased Asset, any security agreement, chattel mortgage or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Purchased Asset.

          "Transmittal Letter" shall mean the Transmittal and Bailment Letter in the form of Annex 10 hereto.

          "Trust Receipt":    A trust receipt in the form annexed hereto as Annex 2 delivered to Buyer by Custodian covering all of the Purchased Assets subject to this Agreement from time to time, as reflected on the Asset Schedule and Exception Report attached thereto in accordance with Section 3.02.

          "UCC":    The Uniform Commercial Code in effect in the applicable jurisdiction.

        Section 1.02    General Interpretative Principles.    For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a)   the terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b)   accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect from time to time;

          (c)   references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)   reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e)   the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision

          (f)    the term "include" or "including" shall mean without limitation by reason of enumeration; and

          (g)   the headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

ARTICLE II

DELIVERY OF MORTGAGE ASSET FILE

        Section 2.01    Delivery.    With respect to each Purchased Asset proposed to be purchased under the Repurchase Agreement, Seller shall deliver to Custodian, in accordance with the required delivery times set forth in Section 3.01 hereof, the following documents, as applicable to the respective Class of such Purchased Asset, each of which documents shall be identified in the related Mortgage Asset File Checklist delivered in advance to Custodian:

          (a)   With respect to each Whole Loan

              (i)  the original executed Mortgage Note relating to such Whole Loan, which Mortgage Note shall (A) be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to Seller, without recourse, to the order of Seller and further reflect a complete, unbroken chain of endorsement from the related Originator to Seller and be accompanied by a separate allonge pursuant to which Seller has endorsed such Mortgage Note, without recourse, in blank or (B) with respect to any participation interest, endorsed by the most recent endorsee prior to Seller, without recourse, to the order of Seller and further reflect a complete, unbroken chain of endorsement from the original participation holder to Seller and be endorsed by Seller, without recourse, in blank;

             (ii)  true and correct copies of each Mortgage, each with evidence of recording, as well as any related loan agreement, intercreditor agreement, co-lender agreement, environmental indemnity agreement, guarantee agreement, letter of credit, lockbox agreement, cash management agreement, construction contract (if any) and all other material documents (including, without limitation, opinions of counsel) or agreements, relating to such Whole Loan or affecting the rights (including, without limitation, the security interests) of any holder thereof;

            (iii)  as applicable, true and correct copies of any assignment, assumption, modification, consolidation or extension made prior to the related Purchase Date in respect of the Mortgage Note or any document or agreement referred to in clause (ii) above, in each case, if the document or agreement being assigned, assumed, modified, consolidated or extended is recordable, with evidence of recording thereon (unless the particular item has not been returned from the applicable recording office);

            (iv)  as applicable, an original assignment of each agreement referred to in clause (ii) above, in recordable form if the agreement being assigned is a recordable document, executed in blank by Seller;

             (v)  copies of all UCC financing statements filed in respect of such Whole Loan prior to the related Purchase Date, including all amendments and assignments related thereto, if any, in each case with evidence of filing in the applicable jurisdiction indicated thereon;

            (vi)  except with respect to a participation interest, as applicable, an original assignment of each UCC financing statement filed in respect of such Whole Loan prepared in blank, in form suitable for filing;

           (vii)  the related original omnibus assignment, if any, executed in blank;

          (viii)  a copy of the related lender's title insurance policy (provided that any Exception to this item shall note whether the related Mortgage Asset File includes a "marked-up" commitment for title insurance marked as binding and countersigned or evidenced as binding by an escrow letter or closing instructions);

            (ix)  a copy of a survey of the related Underlying Mortgaged Property, together with the surveyor's certificate thereon;

             (x)  a copy of any power of attorney relating to such Whole Loan;

            (xi)  a copy of any Ground Lease and/or Ground Lease estoppels relating to the related Underlying Mortgaged Property;

           (xii)  any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with Section 3.01(a) hereof; and

          (xiii)  any additional documents required to be added to the related Mortgage Asset File pursuant to this Agreement or the Repurchase Agreement.

          (b)   With respect to each Senior Interest:

              (i)  the original executed Senior Interest Note relating to such interest, which Senior Interest Note shall (A) with respect to any promissory note, be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to Seller, without recourse, to the order of Seller and further reflect a complete, unbroken chain of endorsement from the related Originator to Seller and be accompanied by a separate allonge pursuant to which Seller has endorsed such Senior Interest Note, without recourse, in blank or (B) with respect to any participation interest, endorsed by the most recent endorsee prior to Seller, without recourse, to the order of Seller and further reflect a complete, unbroken chain of endorsement from the original participation holder to Seller and be endorsed by Seller, without recourse, in blank;

             (ii)  true and correct copies of the related intercreditor agreement, if any, and all other material documents (including, without limitation, opinions of counsel) or agreements relating to the creation or issuance of such Senior Interest or affecting the rights (including, without limitation, the security interests) of any holder thereof, if any;

            (iii)  as applicable, true and correct copies of any assignment, assumption, modification, consolidation or extension made prior to the Purchase Date in respect of such Senior Interest or any document or agreement referred to in clause (ii) above, in each case, if the document or agreement being assigned, assumed, modified, consolidated or extended is recordable, with evidence of recording thereon (unless the particular item has not been returned from the applicable recording office);

            (iv)  as applicable, an original assignment of each agreement referred to in clause (ii) above, in recordable form if the agreement being assigned is a recordable document, executed in blank by Seller;

             (v)  copies of all UCC financing statements, if any, filed in respect of such Senior Interest prior to the related Purchase Date, including all amendments and assignments related thereto, if any, in each case with evidence of filing in the applicable jurisdiction indicated thereon;

            (vi)  if applicable, an original assignment of each UCC financing statement filed in respect of such Senior Interest, prepared in blank, in form suitable for filing;

           (vii)  the related original omnibus assignment, if any, executed in blank;

          (viii)  a copy of the related lender's title insurance policy (provided that any Exception to this item shall note whether the related Mortgage Asset File includes a "marked-up" commitment for title insurance marked as binding and countersigned or evidenced as binding by an escrow letter or closing instructions);

            (ix)  a survey of the related Underlying Mortgaged Property, together with the surveyor's certificate thereon, to the extent in Seller's possession;

             (x)  if applicable, a copy of any power of attorney relating to such Senior Interest;

            (xi)  a copy of any Ground Lease and/or Ground Lease estoppels relating to the related Underlying Mortgaged Property;

           (xii)  any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with Section 3.01(a) hereof; and

          (xiii)  any additional documents required to be added to the related Mortgage Asset File pursuant to this Agreement or the Repurchase Agreement.

          To the extent required to be recorded, the original assignments required to be delivered pursuant to Section 2.01(a) - (b) above may be in the form of one or more instruments in recordable form in any applicable filing offices. Each of the documents referred to in Section 2.01(a) - (b) shall be executed, as applicable, by all relevant Persons.

          (c)   With respect to each Mortgage Asset File:

              (i)  From time to time, Seller shall forward to Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of the related Purchased Asset approved by Seller, in accordance with the terms of the Repurchase Agreement, and upon receipt of any such other documents, Custodian shall hold such other documents as Buyer shall request from time to time. In addition, the delivery requirements of this Agreement will be satisfied with respect to Purchased Assets, or the corresponding document evidencing the actual underlying obligation of the Underlying Obligor with respect to a Purchased Asset, on a provisional basis if an omnibus assignment is delivered, provided that the original or conforming copies as may be required herein of the missing document(s) shall be delivered to Custodian as soon as practicable, but in no event later than forty-five (45) days of the Purchase Date.

             (ii)  With respect to any Mortgage Asset File, if Seller cannot deliver, or cause to be delivered, any of the documents and/or instruments required to be delivered to Custodian pursuant to Section 2.01(a) - (b) of this Agreement at the time they are required to be delivered, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, the delivery requirements set forth in the Repurchase Agreement and Section 2 of this Agreement shall be deemed to have been satisfied as to such non-delivered document or instrument if an unrecorded copy of such non-delivered document or instrument (certified by Seller, a title company, an escrow agent or an attorney to be a true and complete copy of the original thereof submitted for recording) is delivered to Custodian on or before the date on which such original is required to be delivered, and either the original of such non-delivered document or instrument, or a photocopy thereof, with evidence of recording thereon, is delivered to Custodian within ninety (90) days after the related Purchase Date.

            (iii)  Any additional documentation delivered to Custodian pursuant to this Section 2.01(c) shall be preceded or accompanied by a Mortgage Asset File Checklist duly completed by Seller. Within three (3) Business Days after receipt by Custodian of any such additional documentation, Custodian shall deliver to Buyer, with a copy to Seller, an updated Asset Schedule and Exception Report with respect to the related Purchased Assets.

          (d)   With respect to each Wet Mortgage Asset:

              (i)  Pursuant to Section 3.01(h) of the Repurchase Agreement, with respect to each Wet Mortgage Asset, Seller shall cause Bailee, by not later than 12:00 noon (New York City time) on the related Purchase Date for each such Wet Mortgage Asset, to send to Custodian and Buyer, via Electronic Transmission, a signed PDF copy of the Bailee Agreement.

             (ii)  No later than five (5) Business Days following the applicable Purchase Date, for any Wet Mortgage Asset, Seller shall deliver, or cause Bailee to deliver, to Custodian the Mortgage Asset File with respect to such Wet Mortgage Asset.

ARTICLE III

ASSET SCHEDULE AND EXCEPTION REPORT; TRUST RECEIPT

        Section 3.01    Asset Schedule and Exception Report; Trust Receipt.

          (a)   On or before the Business Day prior to delivery to Custodian or Bailee, as applicable, of any Mortgage Asset Documents, Seller shall deliver to Custodian, via Electronic Transmission, the related Mortgage Asset File Checklist and Mortgage Asset Schedule. In the case of any Transaction that is not a Wet Funding, Seller shall deliver the Mortgage Asset Documents to Custodian one (1) Business Day prior, for not more than one (1) Mortgage Asset Files; two (2) Business Days prior, for not more than two (2) - five (5) Mortgage Asset Files, three (3) Business Days, for not more than ten (10) Mortgage Asset Files, for more than ten (10) Mortgage Asset Files delivered a time frame as mutually agreed upon all parties, to the Purchase Date. In the case of any Transaction that is a Wet Funding, Seller shall (i) no later than

  12:00 noon (New York City time) one (1) Business Day prior, for not more than one (1) Mortgage Asset Files; two (2) Business Days prior, for not more than two (2) - five (5) Mortgage Asset Files, three (3) Business Days, for not more than ten (10) Mortgage Asset Files, for more than ten (10) Mortgage Asset Files delivered a time frame as mutually agreed upon all parties, to the Purchase Date. In the case of any Transaction that is a Wet Funding, Seller shall (i) no later than 12:00 noon (New York City time) on the Purchase Date, deliver or cause Bailee to deliver to Custodian and Buyer by Electronic Transmission, PDF copies of the Mortgage Asset Documents and (ii) deliver or cause Bailee to deliver the original Mortgage Asset Documents to Custodian no later than 5:00 p.m., New York City time, on the fifth (5th) Business Days after the Purchase Date in accordance with Section 2.01(d)(ii) above. In the event Custodian has not received all documents required to be delivered pursuant to Section 2.01(d)(ii) with respect to a Wet Mortgage Asset on or before the fifth (5th) Business Day after the Purchase Date, Custodian shall immediately notify Buyer and Seller by Electronic Transmission.

          (b)   Custodian shall deliver to Buyer, no later than 2:00 p.m. New York City time, on each Purchase Date, with a copy to Seller, a Trust Receipt in respect of all Purchased Assets (including Wet Mortgage Assets) sold to Buyer on such Purchase Date and any prior Purchase Date and held by Custodian hereunder, and shall deliver to Buyer (i) no later than 2:00 p.m. New York City time, on each Purchase Date, an Asset Schedule and Exception Report for Purchased Assets which are not Wet Mortgage Assets, and (ii) no later than 1:00 p.m. New York City time, on or before the tenth (10th) Business Day after the Purchase Date, an Asset Schedule and Exception Report for Purchased Assets which are Wet Mortgage Assets. Each Asset Schedule and Exception Report shall supersede and cancel the Asset Schedule and Exception Report previously delivered by Custodian to Buyer hereunder, and shall replace the then existing Asset Schedule and Exception Report and detailed listing of Wet Mortgage Assets to be attached to the Trust Receipt.

          (c)   The delivery of each Asset Schedule and Exception Report to Buyer shall be Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered in respect of each Purchased Asset pursuant to Article II of this Agreement have been delivered and are in the possession of Custodian as part of the Mortgage Asset File for such Purchased Asset, (ii) Custodian is holding each Purchased Asset identified on the Asset Schedule and Exception Report, pursuant to this Agreement, as the bailee of and custodian for Buyer and/or its designees and (iii) all such documents have been reviewed by Custodian and (A) appear on their face to be regular (handwritten additions, changes or corrections shall not constitute irregularities if initialed by Seller), (B) have been executed, (C) relate to such Purchased Asset and (iv) satisfy the requirements set forth in Section 2.01 of this Agreement and the Review Procedures set forth in Annex 4 attached hereto. In no event shall Custodian list any Purchased Asset on an Asset Schedule and Exception Report if Custodian has not yet reviewed the related Mortgage Asset File.

          (d)   During the term of this Agreement, Custodian shall forward to Buyer, with a copy to Seller and the respective Servicers and such other parties (not to exceed three) as may be designated in writing by Buyer or Seller, an Asset Detail Report (or an update of any such Asset Detail Report previously requested and delivered hereunder) for each Purchased Asset subject to this Agreement and an updated or amended Asset Schedule and Exception Report (or an update of any such Asset Schedule and Exception Report previously requested and delivered hereunder) setting forth the Exceptions for any individual Purchased Asset, any group of Purchased Assets or for all of the Purchased Assets, as the case may be, for which Custodian holds a Mortgage Asset File pursuant to this Agreement (i) on the 10th day of each month, or if such day is not a Business Day, the next succeeding Business Day, and (ii) promptly upon written request of Buyer.

          (e)   Upon Custodian's receipt of written direction of Buyer, Custodian shall promptly submit for recording and/or filing any assignments, instruments of transfer or other documents with respect to the related Purchased Asset. Seller shall be responsible for all reasonable out-of-pocket costs and expenses of Custodian associated with recording and/or filing of any such assignments, instruments of transfer or other documents with respect to the related Purchased Asset.

          (f)    In connection with a financing arrangement described in Section 4.04 of this Agreement and upon Custodian's receipt of written direction of Buyer and the prior surrender by Buyer of the original Trust Receipt, Custodian shall deliver to Buyer a new Trust Receipt.

        Section 3.02    Custodian.    Custodian has no duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Purchased Assets delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, Custodian shall not have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction. Custodian shall hold any letter of credit in a custodial capacity only and shall have no obligation to maintain, extend the term of, enforce or otherwise pursue any rights under such letter of credit. The Exceptions shall be set forth with particularity in the Asset Schedule and Exception Report, especially as regards the nature of the defective or missing document or the lack of evidence of recordation.

        Section 3.03    Discrepancies.    Notwithstanding anything to the contrary set forth herein, in the event that the Asset Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Asset Schedule and Exception Report, then the most recently delivered Asset Schedule and Exception Report shall control and be binding upon the parties hereto.

ARTICLE IV

OBLIGATIONS OF CUSTODIAN

        Section 4.01    Custody.    Custodian shall maintain continuous custody of all items constituting the Mortgage Asset Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of Buyer therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

        Section 4.02    Obligations.    With respect to the documents constituting each Mortgage Asset File held pursuant to this Agreement, Custodian shall (i) act exclusively as the bailee of, and custodian for, Buyer, (ii) hold all documents constituting such Mortgage Asset File received by it for the exclusive use and benefit of Buyer, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by Buyer (with a copy to Seller); provided, however, that in the event of a conflict between the terms of this Agreement and the written instructions of Buyer, Buyer's written instructions shall control.

        Section 4.03    Levy, Attachment and Other Court Orders.    In the event that (i) Seller, Buyer or Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage Asset File or any document included within a Mortgage Asset File or (ii) a third party shall institute any court proceeding by which any Mortgage Asset File or a document included within a Mortgage Asset File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. Custodian shall, to the extent permitted by law, continue to hold and maintain all the Mortgage Asset Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, Custodian shall dispose of such Mortgage

Asset File or any document included within such Mortgage Asset File as directed by Buyer in a written communication to Custodian (with a copy to Seller) which shall give a direction consistent with such determination. Expenses of Custodian incurred as a result of such proceedings shall be borne by Seller.

        Section 4.04    Pledge or Rehypothecation.    Each of Seller, Buyer and Custodian acknowledge and agree that Buyer may, subject to the terms and conditions of the Repurchase Agreement, finance one or more of the Purchased Assets that are held by Custodian pursuant to the terms of this Agreement by entering into financing arrangement or arrangements with respect to any such Purchased Assets pursuant to which Buyer shall sell, pledge, enter into a repurchase transaction or grant a security interest in, or otherwise rehypothecate one or more of the Purchased Assets (each, a "Financing Arrangement"); provided, however, that any such Financing Arrangement shall be expressly subject to Section 18.09 of the Repurchase Agreement. In connection with any Financing Arrangement that so provides, Buyer may cause Custodian to issue Trust Receipts in the name of the financing party. The financing party shall accede to the rights and obligations hereunder of "Buyer" solely with respect to the Purchased Asset identified in such Trust Receipt, and, thereafter, all applicable references to Buyer herein shall be deemed to include its assignee or designee provided, however, that if the Trust Receipt is issued in the name of any person other than Buyer or its affiliates, then such holder and Custodian shall enter into a new custodial arrangement with respect to such Mortgage Asset promptly and in no event later than ninety (90) days following the date on which the Trust Receipt is re-issued; and provided, further, that if the holder and Custodian fail to agree on the terms of such replacement arrangement within such time, Custodian shall have the right to terminate the Agreement with respect to such Mortgage Asset and to release such Mortgage Asset and the related Mortgage Asset File in accordance with the written instructions of Buyer (with a copy to Seller) and such Mortgage Asset shall no longer be subject to this Agreement.

ARTICLE V

RELEASE OF MORTGAGE ASSET FILES

        Section 5.01    Release of Documentation.    From time to time until Custodian receives written notice from Buyer, which notice shall be given by Buyer only following the occurrence of an Event of Default Custodian is hereby authorized upon receipt of written request of Seller, to release one or more Mortgage Asset Documents relating to the Purchased Assets in the possession of Custodian to Seller or its designee, for the purpose of correcting documentary deficiencies relating thereto against a Request for Release and Receipt executed by Seller in the form of Annex 5-A hereto. The preceding sentence authorizing release to Seller, or its designee, of Custodian's Mortgage Asset Files shall be operative only to the extent that at any time Custodian shall not have released to Seller or its designee pursuant to this Section 5.01 or Section 5.02, three (3) or more Mortgage Asset Files pertaining to Purchased Assets at the time being held by Custodian on behalf of Buyer. The Seller or its designee shall notify the Buyer of any such release. Seller or its designee shall hold each Mortgage Asset Document delivered to it pursuant to this Section 5.01 as bailee for Buyer. Seller or its designee shall return to Custodian each Mortgage Asset Document previously released from Custodian's Mortgage Asset File within twenty (20) calendar days of receipt thereof, or such additional period of time as Buyer deems necessary or desirable for Seller to accomplish the matters for which such Mortgage Asset Document was released. Seller hereby further covenants to Buyer and Custodian that any such request by Seller for release of a Mortgage Asset Document pursuant to this Section 5.01 shall be solely for the purposes set forth in the Request for Release and that Seller has requested such release in compliance with all terms and conditions of such release set forth herein and in the Repurchase Agreement. Notwithstanding anything to the contrary contained in the foregoing, Mortgage Notes shall be released only for the purpose of (i) ultimate sale or exchange or (ii) presentation, collection, foreclosure of the related Mortgage (solely to the extent permitted under the Repurchase Agreement), renewal or registration of transfer.

        Section 5.02    Release of Mortgage Asset File and Documentation.    From time to time until Custodian receives written notice from Buyer, which notice shall be given by Buyer only following the occurrence of an Event of Default and as appropriate for the servicing of any of the Purchased Assets, Custodian shall, upon written receipt from Seller or its designee of a Request for Release of Documents and Receipt in the form of Annex 5-B hereto, release to the Servicer the Mortgage Asset Documents set forth in such request relating to Purchased Assets in the possession of Custodian. The preceding sentence authorizing release to the Servicer of Custodian's Mortgage Asset Files shall be operative only to the extent that at any time Custodian shall not have released to Seller or its designee pursuant to Section 5.01 or this Section 5.02, three (3) or more Mortgage Asset Files pertaining to Purchased Assets at the time being held by Custodian on behalf of Buyer. Seller shall cause the Servicer to hold each Mortgage Asset Document delivered to it pursuant to this Section 5.02 as bailee for Buyer. Seller shall cause Servicer to return to Custodian each Mortgage Asset Document previously released from Custodian's Mortgage Asset File within twenty (20) calendar days of receipt thereof, or such additional period of time as Buyer deems necessary or desirable for Seller to accomplish the matters for which such Mortgage Asset Document was released. Seller hereby further covenants to Buyer and Custodian that any such request by Seller or its designee for release of a Mortgage Asset Document pursuant to this Section 5.02 shall be solely for the purposes of servicing of any of the Purchased Assets to which such Mortgage Asset Document relates. Notwithstanding anything to the contrary contained in the foregoing, Mortgage Notes shall be released only for the purpose of (i) ultimate sale or exchange or (ii) presentation, collection, foreclosure of the related Mortgage (solely to the extent permitted under the Repurchase Agreement), renewal or registration of transfer.

        Section 5.03    Release to Third-Party.    (a)    From time to time Custodian is hereby authorized, upon receipt of written request of Seller, to release one or more Mortgage Asset Documents in the possession of Custodian to a third-party purchaser of the related Purchased Asset(s) for the purpose of resale thereof against a Request for Release executed by Seller, which must be acknowledged by Buyer in the form of Annex 5-C hereto. Buyer shall have no obligation to acknowledge any such Request for Release until such time as any outstanding Event of Default has been cured to Buyer's satisfaction, as determined in Buyer's sole and absolute discretion. On such Request for Release, Seller shall indicate the Purchased Asset(s) to be sold, the purchase price for such Purchased Asset anticipated to be received, the name and address of the third party purchaser, the preferred method of delivery, and the date of desired delivery. If such Purchased Asset is not sold within twenty (20) calendar days, Seller or its designee shall return to Custodian the Mortgage Asset Document(s) previously released from Custodian's Mortgage Asset File immediately after the expiration of such twenty (20) day period.

          (b)   Any transmittal of documentation for Purchased Assets in the possession of Custodian in connection with the sale thereof to a third-party purchaser or the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage backed security (an "MBS") will be under cover of a transmittal letter substantially in the form attached as Annex 5-C hereto, duly completed by Custodian and executed by Custodian. Promptly upon (x) the remittance by Seller to Buyer of the full Repurchase Price of the Purchased Asset or (y) the issuance of such MBS, Buyer shall notify Custodian thereof.

        Section 5.04    Other Release.    So long as no Event of Default has occurred and is continuing, Custodian and Buyer shall take such steps as they may reasonably be directed from time to time by Seller in writing, which Seller deems necessary and appropriate, to transfer promptly and deliver to Seller any Mortgage Asset File in the possession of Custodian relating to any Purchased Asset which was previously a Purchased Asset but which Seller, with the written consent of Buyer, has notified Custodian has ceased to be a Purchased Asset or the release of which would not cause Seller to violate any provision of Article III of the Repurchase Agreement. In furtherance of the foregoing, upon receipt of a Request For Release and Receipt from Seller in the form of Annex 5-A hereto, which must be acknowledged by Buyer, Custodian shall release to Seller the requested Mortgage Asset Files.

        Section 5.05    Notification by Buyer.    Following notification by Buyer (which may be by facsimile) to Custodian (and receipt of such notification by Custodian) that an Event of Default has occurred and is continuing, Custodian shall not release, or incur any liability to Seller or any other Person for refusing to release, any item relating to a Purchased Asset to Seller or any other Person without the express prior written consent and at the direction of Buyer.

        Section 5.06    Tracking.    Custodian shall track the period of time that has elapsed for any release of Purchased Assets under Sections 5.01, 5.02, 5.03 and 5.04 of this Agreement and shall report such information to Buyer in the same manner and at the same time as Custodian provides an Asset Schedule and Exception Report.

        Section 5.07    Method of Shipment.    Prior to any shipment of Mortgage Asset Files hereunder, Seller shall deliver to Custodian written instructions as to the method of shipment and shippers(s) Custodian is to utilize in connection with the transmission of Mortgage Asset Files in the performance of Custodian's duties hereunder. Seller shall arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with the instructions) and will maintain such insurance against loss or damage to Mortgage Asset Files or other loan documents as Buyer deems appropriate. Without limiting the generality of the provisions of Section 11.02, it is expressly agreed that Custodian shall have no liability for any losses or damages to Seller arising out of actions of Custodian consistent with the instructions of Seller. In the event Custodian does not receive such written instructions, Custodian shall be authorized to utilize any nationally recognized courier service.

ARTICLE VI

FEES AND EXPENSES OF CUSTODIAN

        Section 6.01    Fees.    Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Seller, the payment of which fees, together with Custodian's expenses in connection herewith, shall be solely the obligation of Seller. The failure of Seller to pay any such fees shall not excuse the performance by Custodian of any of its obligations thereunder. The obligations of Seller to pay Custodian for such expenses in connection with services provided by Custodian prior to the termination of this Agreement and the earlier of the resignation or removal of Custodian shall survive such termination, resignation or removal.

ARTICLE VII

REMOVAL OR RESIGNATION OF CUSTODIAN

        Section 7.01    Resignation.    Custodian may at any time resign and terminate its obligations under this Agreement upon at least thirty (30) days' prior written notice to Seller and Buyer and the appointment of a successor custodian. Promptly after receipt of notice of Custodian's resignation, Buyer shall appoint, by written instrument, a successor custodian. The appointment of a successor custodian shall not be effective until such successor custodian executes a custodial agreement substantially similar to this Agreement. One original counterpart of such instrument of appointment shall be delivered to Seller, Custodian and the successor custodian. In the event that no successor custodian shall have been appointed within sixty (60) days after Custodian's notice of resignation, then Custodian may petition any court of competent jurisdiction to appoint a successor custodian. All fees, costs, and expenses (including attorneys' fees and expenses) incurred by Custodian in connection with any such petition shall be paid (or otherwise reimbursed to Custodian) by Seller.

        Section 7.02    Removal and Discharge.    Buyer, upon at least thirty (30) days' prior written notice to Custodian and Seller, may remove and discharge Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. Promptly after the giving of notice of removal of Custodian, Buyer shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to Seller, Buyer, Custodian and the successor custodian. In the event that no successor custodian shall have been appointed within such thirty (30) day notice period, Custodian may petition any court of competent jurisdiction to appoint a successor custodian. All fees, costs, and expenses (including attorneys' fees and expenses) incurred by Custodian in connection with any such petition shall be paid (or otherwise reimbursed to Custodian) by Seller. The appointment of a successor custodian shall not be effective until such successor custodian executes a custodial agreement substantially similar to this Agreement.

        Section 7.03    Successor.    In the event of any such resignation or removal, Custodian shall promptly transfer to the successor custodian, as directed in writing, all of the Mortgage Asset Files being administered under this Agreement and, if the endorsements on the Mortgage Notes and assignments of the Mortgages have been completed in the name of Custodian, Custodian shall assign the Mortgages and endorse without recourse the Mortgage Notes to the successor custodian, which successor custodian shall provide receipt therefor to Buyer, Seller and Custodian, or as otherwise directed by Buyer. The cost of the shipment of Mortgage Asset Files arising out of the resignation of Custodian shall be at the expense of the resigning Custodian; provided, however, that if Custodian's resignation is due in part or in whole to the non-payment of the fees and expenses due to it hereunder by Seller, then the shipment cost of such shipment of Mortgage Asset Files shall be at the expense of Seller. Any cost of shipment arising out of the removal of Custodian shall be at the expense of Seller. Seller shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

ARTICLE VIII

EXAMINATION OF FILES, BOOKS AND RECORDS

        Section 8.01    Examination.    Upon reasonable prior written notice to Seller and Custodian, and at the expense of the requesting party, Buyer, Seller or their respective agents, accountants, attorneys and auditors will be permitted during Custodian's normal business hours to examine, inspect, and make copies of, the Mortgage Asset Files and any and all documents, records and other instruments or information in the possession of or under the control of Custodian relating to any or all of the Purchased Assets. All reasonable fees, out-of-pocket and other expenses of such inspections shall be paid by the requesting party.

ARTICLE IX

INSURANCE

        Section 9.01    Insurance.    At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond and document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts typically maintained by institutions that manage similar properties. A certificate of an Authorized Representative of Custodian shall be furnished to Seller and Buyer, upon written request, stating that such insurance is in full force and effect.

 ARTICLE X

REPRESENTATIONS AND WARRANTIES

        Section 10.01    Custodian Representations and Warranties.

          (a)   Custodian represents and warrants to, and covenants with, Buyer and Seller, as of date of this Agreement and shall be deemed to restate as of each Purchase Date that:

              (i)  Custodian is duly organized and validly existing as a national banking association under the laws of the United States of America.

             (ii)  Custodian's execution and delivery of, performance under and compliance with this Agreement, will not violate Custodian's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

            (iii)  Custodian has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv)  This Agreement constitutes a valid, legal and binding obligation of Custodian, enforceable against Custodian in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

             (v)  Custodian is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Custodian's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Custodian to perform its obligations under this Agreement or the financial condition of Custodian.

            (vi)  No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Custodian of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

           (vii)  No litigation is pending or, to the best of the knowledge of Custodian, threatened against Custodian that, if determined adversely to Custodian, would prohibit Custodian from entering into this Agreement or that, in Custodian's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Custodian to perform its obligations under this Agreement or the financial condition of Custodian.

          (b)   The representations and warranties of Custodian set forth in Section 10.01(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as this Agreement is not terminated. Upon discovery by any party hereto of a breach of any such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

          (c)   Any successor to Custodian shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 10.01(a), subject to such appropriate modifications to the representation and warranty set forth in Section 10.01(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

        Section 10.02    Seller Representations and Warranties.    Seller represents and warrants to Custodian, the same representations and warranties that Seller makes to Buyer under Section 7.01 of the Repurchase Agreement.

ARTICLE XI

MISCELLANEOUS

        Section 11.01    No Adverse Interest.    By execution of this Agreement, Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Asset, and hereby waives and releases any such interest which it may have in any Purchased Asset as of the date hereof. The Purchased Assets shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Assets.

        Section 11.02    Indemnification.    (a)    Seller agrees to indemnify and hold Custodian and its affiliates, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Agreement or any action taken or not taken by it hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, cost, expenses or disbursements were imposed on, incurred by or asserted against Custodian because of the breach by Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of Custodian, or any of its respective directors, officers, agents or employees. Custodian agrees that it will promptly notify Seller of any such claim, action or suit asserted or commenced against it and that Seller may assume the defense thereof with counsel reasonably satisfactory to Custodian at Seller's sole expense, that Custodian will cooperate with Seller on such defense, and that Custodian will not settle any such claim, action or suit without the consent of Seller. The foregoing indemnification shall survive any resignation or removal of Custodian or the termination or assignment of this Agreement.

          (b)   In the event that Custodian fails to produce a Mortgage Note, Mortgage (or assignment thereof) or any other document related to a Purchased Asset that was in its possession pursuant to Article II within one (1) Business Day after required or requested by Seller or Buyer, and provided that (i) Custodian previously delivered to Buyer an Asset Schedule and Exception Report which did not list such document as an Exception on the related Purchase Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt or a Request for Release of Documents and Receipt in the form annexed hereto as Annex 5-A or Annex 5-B, respectively and (iii) such document was held by Custodian on behalf of Seller or Buyer, as applicable (a "Custodial Delivery Failure"), then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to Buyer or Seller upon request, a Lost Note Affidavit in the form of Annex 9 hereto (a "Lost Note Affidavit") and (b) with respect to any missing document related to such Purchased Asset, including but not limited to a missing Mortgage Note, (1) indemnify Seller and Buyer, as applicable, in accordance with paragraph (c) below and (2) at Buyer's option, at any time the long-term obligations of Custodian are rated below the second highest rating category of Moody's Investors Service, Inc. or Standard and Poor's Ratings Group Services, a division of The McGraw-Hill Companies, Inc., obtain and maintain an insurance bond in the name of Buyer and Seller, and its successors in interest and assigns, insuring against any losses associated with the loss of such document, in an amount equal to the then outstanding principal balance of the related Purchased Asset or such lesser amount requested by Buyer in Buyer's sole discretion.

          (c)   Custodian agrees to indemnify and hold Buyer and Seller, and their respective affiliates, directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages (other than special, indirect, consequential, or punitive damages, except to the extent Seller is required to pay or indemnify a third party for such damages), penalties, actions, judgments, suits, and costs, expenses or disbursements, including reasonable attorneys' fees, that directly result from a Custodial Delivery Failure or Custodian's breach of this Agreement, gross negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive the resignation or removal of Custodian and any termination or assignment of this Agreement.

        Section 11.03    Reliance of Custodian.    Custodian shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the parties hereto. The Custodian:

          (a)   may conclusively rely, in the absence of bad faith on the part of Custodian, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; provided, however, that in the case of any Mortgage Asset Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian, Custodian shall be under a duty to examine the same in accordance with the requirements of this Agreement;

          (b)   may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

          (c)   shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities, provided that this subsection shall not be interpreted to impose upon Custodian a higher standard of care than that set forth herein;

          (d)   will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, perfectibility, sufficiency, value, genuineness, ownership or transferability of the Purchased Assets, and will not be required to and will not make any representations as to the validity, value, perfectibility, genuineness, ownership or transferability of the Purchased Assets;

          (e)   shall have no responsibility or duty with respect to any Mortgage Asset File while not in its possession (other than its tracking responsibilities pursuant to Section 5.06 hereof);

          (f)    shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Mortgage Asset File;

          (g)   shall not be liable with respect to any action taken or omitted to be taken in accordance with the written direction, instruction, acknowledgement, consent or any other communication from the Buyer;

          (h)   shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Custodian's compensation or for reimbursement of expenses;

          (i)    shall have no duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Asset File is or may be held by Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Custodian or its property or business or on the ability of Custodian to perform it duties hereunder; and

          (j)    will not have any liability for failure to perform or delay in performing duties set forth herein if the failure or delay is due to an event of force majeure. A force majeure is an event or condition beyond Custodian's control, such as, without limitation, a natural disaster, civil unrest, state of war, or act of terrorism, provided, however, Custodian will make reasonable efforts to prevent performance delays or disruptions in the event of such occurrences.

        The provisions of this Section 11.03 shall survive the resignation or removal of the Custodian and the termination or transfer of this Agreement.

        Section 11.04    Term of Agreement.    Promptly after Custodian's receipt of written notice from Buyer of the termination of the Repurchase Agreement and payment in full of all amounts owing to Buyer thereunder, Custodian shall deliver all documents remaining in the Mortgage Asset Files to Seller, and, except as otherwise set forth herein, this Agreement shall thereupon terminate and Buyer shall simultaneously surrender all outstanding Trust Receipts held by Buyer to Custodian.

        Section 11.05    Notices.    All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Each party hereto hereby represents and warrants that its office is located at the respective address set forth on its signature page hereto, and each such party shall notify each other party hereto if such address should change.

        Section 11.06    Governing Law.    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

        Section 11.07    Authorized Representatives.    Each individual designated as an authorized representative of any of Seller, Buyer, Custodian or their respective successors or permitted assigns (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Seller, Buyer, or Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereof, respectively. From time to time any of Seller, Buyer, Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 11.07, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

        Section 11.08    Amendment.    This Agreement may be amended from time to time by written agreement signed by each of Seller, Buyer and Custodian.

        Section 11.09    Cumulative Rights.    The rights, powers and remedies of Custodian and Buyer under this Agreement shall be in addition to all rights, powers and remedies given to Custodian and Buyer by virtue of any statute or rule of law, the Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Buyer's interest in the Purchased Assets.

        Section 11.10    Assignment; Binding Upon Successors.    This Agreement may not be assigned in whole or in part by Seller or Custodian without the prior written consent of Buyer. This Agreement may be assigned by Buyer in whole or in part without the prior written consent of any other party hereto. Buyer shall provide Custodian with notice of any such assignment together with written acknowledgment that the assignee is assuming all of the obligations of Buyer under this Agreement to the extent applicable. All rights of Custodian, Buyer and Seller under this Agreement shall inure to the benefit of Custodian, Buyer and Seller and their respective successors and permitted assigns, and all obligations of Custodian, Buyer and Seller under this Agreement shall bind their respective successors and assigns. Any entity into which Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which Custodian shall be a party, or any entity succeeding to the business of Custodian shall be the successor of Custodian hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

        Section 11.11    Entire Agreement; Severability.    This Agreement contains the entire agreement with respect to the rights and obligations of Custodian relating to the Purchased Assets among Custodian, Buyer and Seller. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

        Section 11.12    Execution in Counterparts.    This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

        Section 11.13    Tax Reports.    Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than in respect of Custodian's compensation or for reimbursement of expenses.

        Section 11.14    Assignment by Buyer.    Buyer hereby notifies Custodian that Buyer may, subject to the terms and provisions of the Repurchase Agreement, assign, as of the applicable Purchase Date, some or all of its right, title and interest in and to the Purchased Assets to an Eligible Assignee, provided, that no such transaction shall affect the obligations of Buyer to transfer the Purchased Assets to Seller on the applicable Repurchase Dates free and clear of any pledge, Lien, security interest, encumbrance, charge or other adverse claim.

        Section 11.15    SUBMISSION TO JURISDICTION; WAIVERS.    EACH OF SELLER, BUYER AND CUSTODIAN HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (a)   SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER REPURCHASE DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (b)   CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (c)   AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED;

          (d)   AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

          (e)   WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER REPURCHASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        Section 11.16    Confidentiality.    Custodian hereby acknowledges and agrees that (i) all written or computer-readable information provided by Buyer or Seller regarding Buyer or Seller and (ii) the terms of this Agreement and the Repurchase Agreement (the "Confidential Information"), shall be kept confidential and shall not be divulged to any Person other than the parties hereto without Buyer's and Seller's prior written consent except to the extent that (i) Custodian reasonably deems necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any portion of the Confidential Information is in the public domain other than due to a breach of this covenant or (iii) to the extent that Custodian is required to disclose Confidential Information pursuant to the requirements of any legal proceeding or legal authority, Custodian shall (unless prohibited by such legal proceeding or legal authority) notify Buyer and Seller within one (1) Business Day of its knowledge of such legally required disclosure so that Buyer or Seller may seek an appropriate protective order and/or waive Custodian's compliance with this Agreement. Notice shall be both by telephone and in writing. In the absence of a protective order or waiver, Custodian may disclose the relevant Confidential Information if, in the opinion of its counsel, failure to disclose such Confidential Information would subject Custodian to liability for contempt, censure or other legal penalty or liability.

[SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, this Agreement was duly executed by the parties hereto as of the day and year first above written.

SELLER
ACRC LENDER W LLC
By:	/s/ Timothy B. Smith
	Name:	Timothy B. Smith
	Title:	Vice President
Address for Notices:
ACRC Lender W LLC c/o Ares Management LLC 2 North LaSalle Street, 9th Floor Chicago, Illinois 60602 Attention: Sharon L. Ephraim
With a copy to:
ACRC Holdings LLC c/o Ares Management LLC 2 North LaSalle Street, 9th Floor Chicago, Illinois 60602 Attention: Legal Department

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian
By:	/s/ John Nelson
	Name:	John Nelson
	Title:	Managing Director
Address for Notices:
1055 10th Avenue SE Minneapolis Minnesota 55414 Attention: Kathleen A. Marshall

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Buyer
By:	/s/ Leigh Taylor
	Name:	Leigh Taylor
	Title:	Vice President
Address for Notices:
One Wells Fargo Center 301 South College Street MAC D1053-053, 12th Floor Charlotte, North Carolina 28202 Attention: John Nelson

 Annex 1

MORTGAGE ASSET FILE CHECKLIST

        [Date]

Seller:
Proposed Purchase Date:
Description of Purchased Asset:
Class (circle one):    Whole Loan or Senior Interest

Check one:    Initial shipment            Trailing documents            Final shipment

	DOCUMENT NAME(1)	REQ'D(2)	DEL'D(3)	STATUS(4)	COMMENTS(5)
1.	Tangible Evidence of Purchased Asset (Promissory Note, Certificate, etc.)
2.	Allonge(s)/Endorsements
Endorsed to: (List complete chain)
3.	Letters of Credit
Issuing Bank
LOC Amount
4.	Mortgage(s)/Deed(s) of Trust
5.	Interim Assignment of Mortgage/Deed of Trust
Assignee (if any):
6.	Assignment of Mortgage/Deed of Trust
Assignee: Seller
7.	Assignment of Mortgage/Deed of Trust
Assignee: Blank
8.	Consolidation Agreement List all underlying notes
9.	Assignment(s) of Leases and Rents
10.	Interim Assignment of Assignment of Leases and Rents
Assignee (if any):
11.	Assignment of Assignment of Leases and Rents
Assignee: Seller
12.	Assignment of Assignment of Leases and Rents
Assignee: Blank
13.	Security Agreement
14.	Interim Assignment of Security Agreement
Assignee (if any):
15.	Assignment of Security Agreement
Assignee: Seller
16.	Assignment of Security Agreement
Assignee: Blank
17.	Survey (with Surveyor's Certificate thereon)
18.	Ground Lease
19.	Ground Lease Estoppel
20.	Memorandum of Lease
21.	Title Policy
22.	Copies of all recorded documents affecting the Underlying Mortgaged Property

Annex 1-1

	DOCUMENT NAME(1)	REQ'D(2)	DEL'D(3)	STATUS(4)	COMMENTS(5)
23.	Escrow Letter
24.	Insured Closing Letter
25.	Stock Certificates
26.	Stock Powers
27.	UCC Financing Statement (Personal Property)—State:
28.	Interim UCC-3 Assignment/UCC Financing Statement
Amendment (Personal Property)
State:
Assignee:
29.	Interim UCC-3 Assignment/UCC Financing Statement
Amendment (Personal Property)
State:
Assignee: Blank
30.	UCC Financing Statement (Fixtures)—Fixture Filing Jurisdiction:
31.	UCC-3 Assignment/UCC Financing Statement
Amendment (Fixtures)
Fixture Filing Jurisdiction:
Assignee:
32.	UCC-3 Assignment/UCC Financing Statement
Amendment (Fixtures)
Fixture Filing Jurisdiction:
Assignee:
33.	UCC Financing Statement (Other)—Filing Jurisdiction:
34.	UCC-3 Assignment/UCC Financing Statement
Amendment (Other)
Filing Jurisdiction:
Assignee:
35.	UCC-3 Assignment/UCC Financing Statement
Amendment (Other)
Filing Jurisdiction:
Assignee: Blank
36.	Loan Agreement
37.	Reserve Agreement List if multiple Agreements
38.	Cash Management or Lockbox Agreement
39.	Guaranty/Indemnity Agreement (applies to all non-recourse events)
40.	Environmental Indemnity
41.	Intercreditor Agreement, Co-Lender Agreement or similar agreement
42.	Interim Omnibus Assignment
Assignee (if any):
43.	Omnibus Assignment
Assignee: Seller
44.	Omnibus Assignment
Assignee: Blank
45.	Participation Agreement
46.	Participation Certificate

Annex 1-2

	DOCUMENT NAME(1)	REQ'D(2)	DEL'D(3)	STATUS(4)	COMMENTS(5)
47.	Closing Letter
48.	As needed—List all other documents/collateral(6) being delivered.

(1)
Documents listed may be modified for applicable Class of Mortgage Asset.

(2)
Seller to indicate whether the document is required to be delivered.

(3)
Seller to indicate whether the document is being delivered (applies to this delivery only—do not mark if documents were previously delivered).

(4)
Seller to indicate whether the document is an original, certified copy or copy. For recordable documents, indicate if document is recorded, sent for recordation, not sent for recordation.

(5)
Seller or Custodian may indicate any relevant comments.

(6)
The document descriptions should match the headings listed on the individual documents. The documents should be sent in the order listed on the checklist.

Annex 1-3

 Annex 2

FORM OF TRUST RECEIPT

Wells Fargo Bank, National Association
One Wells Fargo Center
301 South College Street
MAC D1053-053, 12th Floor
Charlotte, North Carolina 28202

Attn: John Nelson

[                    ] [    ], [20    ]

  Re:
  Custodial Agreement, dated as of December 14, 2011 (as amended or modified, the "Custodial Agreement"), among Wells Fargo Bank, National Association, as buyer ("Buyer"), ACRC Lender W LLC and Wells Fargo Bank, National Association, as custodian ("Custodian").

    Check one:    Dry Mortgage Asset                    Wet Mortgage Asset

Ladies and Gentlemen:

        In accordance with the provisions of Section 3.01 of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement), the undersigned, as Custodian, hereby certifies with respect to each Purchased Asset described in the attached Asset Schedule and Exception Report as to all matters (subject to the Exceptions listed therein) set forth in Section 3.02 of the Custodial Agreement.

        The delivery of the attached Asset Schedule and Exception Report evidences that, other than the Exceptions listed as part of the Exception Report (i) all documents required to be delivered in respect of each Purchased Asset pursuant to Section 2.01 of the Custodial Agreement have been delivered and are in the possession of Custodian as part of the Mortgage Asset File for such Purchased Asset, (ii) Custodian is holding each Purchased Asset identified on the Asset Schedule and Exception Report, pursuant to the Custodial Agreement, as the bailee of and custodian for Buyer and/or its designees and (iii) all such documents have been reviewed by Custodian and (A) appear on their face to be regular, (B) appear to have been executed, (C) purport to relate to such Purchased Asset and (D) satisfy the requirements set forth in Section 2.01 of the Custodial Agreement and the Review Procedures set forth in Annex 4 to the Custodial Agreement.

        Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage Asset File or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Asset.

        Each Asset Schedule and Exception Report covering all Purchased Assets sold to Buyer, delivered to Buyer by Custodian shall supersede and cancel the previously delivered Asset Schedule and Exception Report attached to the Trust Receipt, and shall control and be binding upon the parties hereto. The holder of this Trust Receipt is advised to contact Custodian to determine whether the attached Asset Schedule and Exception Report is the most recently delivered.

Annex 2-1

        THIS TRUST RECEIPT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS TRUST RECEIPT OR ANY INTEREST HEREIN WITHOUT REGISTRATION HEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, solely in its capacity as Custodian
By:
Name:
Title:

Annex 2-2

 Annex 3

[Reserved]

Annex 3-1

 Annex 4

REVIEW PROCEDURES

        This Annex sets forth Custodian's review procedures for each item listed below delivered by Seller pursuant to the Custodial Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

1.
the Mortgage Note, Senior Interest Note and/or the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor, or in the case of copies of the Mortgage permitted under Section 2.01(a)(ii) of the Agreement, that such copies bear a reproduction of such signature;

2.
amount of the Mortgage Note or Senior Interest Note is the same as the amount specified on the related Mortgage, Participation Agreement and/or the related Mortgage Asset Schedule;

3.
the mortgagee is the same as the payee on the Mortgage Note;

4.
the Mortgage contains a legal description other than address, city and state on the first page and has evidence of recording thereon;

5.
the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

6.
neither the original Mortgage Note or Senior Interest Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

7.
the Mortgage Note or Senior Interest Note, is endorsed in blank by the named holder or payee thereof;

8.
each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under Section 2.01(a)(v) of the Agreement, that such copies appear to bear a reproduction of such signature of signatures, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to Seller;

9.
the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be; and

10.
the notary section (acknowledgment) is present and attached to each intervening assignment and is signed.

Annex 4-1

 Annex 5-A

REQUEST FOR RELEASE AND RECEIPT

Dated:    [                ] [    ], [20    ]

        The undersigned, ACRC Lender W LLC ("Seller"), acknowledges receipt from Wells Fargo Bank, National Association, acting as agent, bailee and custodian (in such capacity, "Custodian") for the exclusive benefit of Wells Fargo Bank, National Association ("Buyer") under the Master Repurchase and Securities Contract (the "Repurchase Agreement"), dated as of December 14, 2011, among Seller, ACRC Lender W LLC and Buyer, of the following described documentation for the identified Purchased Asset (the "Documentation"), possession of which is entrusted to Seller solely for the purpose of correcting the following documentary defects relating thereto:

Purchased Asset:

Current Principal Balance:

Documentation:

Defect:

        It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Documentation herein above described and in the proceeds of said Documentation has been granted to Buyer pursuant to the Repurchase Agreement.

        In consideration of the aforesaid delivery by Custodian, Seller hereby agrees to hold said Purchased Assets in trust for Buyer as provided under and in accordance with all provisions of the Repurchase Agreement and to return said Documentation no later than the close of business on the tenth day following the date hereof, or if such day is not a Business Day, on the immediately preceding Business Day, [                                             ]; [                                    ], Attention: [                              ].

ACRC LENDER W LLC, as Seller
By:
Name:
Title:

Annex 5-A-1

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Buyer
By:
Name:
Title:

Documents returned to Custodian:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
Date:

Annex 5-A-2

 Annex 5-B

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:	Custodian
[ ]
[ ]
  Re:
  Custodial Agreement, dated as of December 14, 2011 (the "Custodial Agreement"), among Wells Fargo Bank, National Association ("Buyer"), ACRC Lender W, LLC ("Seller") and Wells Fargo Bank, National Association, ("Custodian").

        In connection with the administration of the Purchased Assets held by you as Custodian on behalf of Buyer, the undersigned request the release, to be delivered to                    as servicer (the "Servicer"), of the (Mortgage Asset File/[specify documents]) for the Purchased Asset described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:	Ship Files To:
Name:
Address:
Telephone Number:

Purchased Asset Description:

Reason for Requesting Documents (check one)

1.	Purchased Asset Paid in Full. (Seller hereby certifies that all amounts received in connection therewith which are required to be remitted to Buyer have been credited to Buyer.)
2.	Purchased Asset Liquidated By . (Seller hereby certifies that all proceeds of insurance, condemnation or other liquidation have been finally received and credited to Buyer.)
3.	Other (explain) .

        If box 1 or 2 above is checked, and if all or part of the Mortgage Asset File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Purchased Asset.

        If box 3 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

        It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Purchased Assets described above and in the proceeds of said Purchased Assets has been granted to Buyer pursuant to the Repurchase Agreement.

        In consideration of the aforesaid delivery by Custodian, the Servicer hereby agrees to hold said Purchased Assets in trust for Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Purchased Assets to Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

Annex 5-B-1

        The Servicer hereby acknowledges that it shall hold said Purchased Assets in trust for, and as bailee of, Buyer and shall return said Purchased Assets only to Custodian.

ACRC LENDER W LLC, as Seller
By:
Name:
Title:
Date:

Acknowledged and Agreed:

[SERVICER]

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Buyer

By:
Name:
Title:

Acknowledgment of Documents returned to Custodian:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:
Date:

Annex 5-B-2

 Annex 5-C

Request for Release

Dated:    [                  ] [    ], [20    ]

        The undersigned, [    ] ("Seller"), requests release from Wells Fargo Bank, National Association, acting as agent, bailee and custodian (in such capacity, "Custodian") for the exclusive benefit of Buyer (as that term and other capitalized terms not otherwise defined herein are defined in that certain Master Repurchase and Securities Contract (the "Agreement"), dated as of December 14, 2011, among ACRC Lender W LLC, as Seller, and Wells Fargo Bank, National Association, as Buyer, of the following described documentation for the identified Eligible Assets, possession of which shall be delivered to [                        ] (the "Approved Purchaser") in connection with the sale thereof. The anticipated closing date for such sale is [                  ] [    ], [20    ], and the anticipated purchase proceeds shall equal: $                              .

Description of Purchased Asset	Note Amount	Asset Document Delivered

        Please send the referenced documentation to:

    [NAME OF PURCHASER]
    [ADDRESS]
    [TELEPHONE]
    [ATTENTION:]

Annex 5-C-1

        Please deliver documents to the Approved Purchaser via [                  ], accompanied by a transmittal letter in the form of Annex 10 of the agreement relating to this Annex 5-C.

ACRC LENDER W LLC, as Seller
By:
Name:
Title:

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Buyer
By:
Name:
Title:

Annex 5-C-2

 Annex 6

AUTHORIZED REPRESENTATIVES OF BUYER

Name	Title	Specimen Signature

Annex 6-1

 Annex 7

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Title	Specimen Signature
John B. Bartling	Chief Executive Officer
Bruce R. Cohen	President
Thomas A. Jaekel	Vice President
David J. Friedman	Vice President
Henry J. Bieber	Vice President
J. Jason Choulochas	Vice President
Michael D. Weiner	Vice President, Secretary, and General Counsel
Timothy B. Smith	Vice President and Assistant Secretary
Richard S. Davis	Vice President, Treasurer, and Chief Financial Officer

Annex 7-1

 Annex 8

AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name	Title	Specimen Signature

Annex 8-1

 Annex 9

FORM OF LOST NOTE AFFIDAVIT

        I, as [                ] (title) of Wells Fargo Bank, National Association ("Custodian"), am authorized to make this Lost Note Affidavit on behalf of Custodian. In connection with the administration of the Purchased Assets held by Custodian on behalf of Wells Fargo Bank, National Association ("Buyer"), [                ] (hereinafter called "Deponent"), being duly sworn, deposes and says that:

        1.     Custodian's address is:

        2.     [CUSTODIAN'S Address]

        3.     Custodian previously delivered to Buyer an Asset Schedule and Exception Report with respect to the [Mortgage Note/Senior Interest Note] made by [                ] in favor of [                        ], dated [                ] [      ], [20      ], in the principal amount of $[                ] which did not indicate such [Mortgage Note/Senior Interest Note] is missing;

        4.     Such [Mortgage Note/Senior Interest Note] was sold to Buyer by Seller pursuant to the terms and provisions of an Master Repurchase Agreement dated and effective as of December 14, 2011;

        5.     Such [Mortgage Note/Senior Interest Note] is not outstanding pursuant to a Request for Release of Documents;

        6.     Aforesaid [Mortgage Note/Senior Interest Note] (hereinafter called the "Original") has been lost;

        7.     Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

        8.     Custodian was Custodian of the Original at the time of loss; and

        9.     Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to Buyer.

        10.   Attached hereto is a true and correct copy of (i) the [Mortgage Note/Senior Interest Note], endorsed in blank by the most recent endorsee prior to the applicable Seller, without recourse, to the order of such Seller and further reflecting a complete, unbroken chain of endorsement from the related originator/original participation holder to such Seller, as provided by ACRC Lender W LLC or its designee and (ii) the Mortgage which secures the [Mortgage Note/Senior Interest Note], which Mortgage is recorded at [                ].

        11.   Deponent hereby agrees that Custodian (a) shall indemnify and hold harmless Buyer, its successors, and assigns, against any cost, loss, liability or damage, including reasonable attorneys' fees, resulting from the unavailability of any Originals, including but not limited to any cost, loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Purchased Asset evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

Annex 9-1

        12.   This Affidavit is intended to be relied on by Buyer, its successors, and assigns and [                ] represents and warrants that it has the authority to perform its obligations under this Affidavit.

EXECUTED THIS day of , 20 , on behalf of Custodian by:

Signature
Typed Name

        On this                day of                                    , 20    , before me appeared                                                 , to me personally know, who being duly sworn did say that she/he is the                                     of                                                  , and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said                                                 acknowledged this instrument to be the free act and deed of said corporation.

  Notary Public in and for the
  State of                                                   .
  My Commission expires:                      .

Annex 9-2

 Annex 10

TRANSMITTAL & BAILMENT LETTER
[Custodian Letterhead]

        Re:    [Insert Description of Purchased Asset]

Ladies and Gentlemen:

        Subject to the terms and conditions set forth below, we hereby transmit the documents listed on Exhibit A hereto (the "Purchased Asset Documents") relating to the above-referenced asset (the "Purchased Asset"). We have released possession of the [Mortgage Note/Senior Interest Note] to you only in reliance on your agreement with the terms and conditions set forth below.

        By your acceptance of the Purchased Asset Documents, you acknowledge that (i) Wells Fargo Bank, National Association ("Buyer") has a perfected first-lien security interest in the Purchased Asset and (ii) you have received possession of the Purchased Asset Documents, in trust, as bailee for and agent of Wells Fargo Bank, National Association ("Custodian") (which holds the Mortgage Asset Documents as custodian and bailee for the benefit of Wells Fargo Bank, National Association), pursuant to the provision of the Uniform Commercial Code. Until your status as bailee is terminated as set forth below, you agree not to deliver the Purchased Asset Documents to ACRC Lender W LLC or any third party and to act only as agent for Custodian with respect to the Purchased Asset Documents.

        Your status and obligations as bailee shall automatically terminate, without further action by any party, upon earliest to occur of (i) payment of the full amount of the purchase price specified in your original purchase commitment plus any servicing released premium specified in such purchase commitment (the "Purchase Price") for such Purchased Asset to Buyer. (the "Purchase Date") or (ii) return of the Purchased Asset Documents to Custodian, as set forth below. Buyer agrees that its security interest in the Purchased Asset Documents, and all of Buyer's. right, title, and interest it may have in and to the related Purchased Assets purchased by you, are and shall be fully released effective as of the Purchase Date.

        For purposes of the Purchase Date set forth above, the Purchase Price shall be deemed paid in full when Buyer receives a federal wire transfer in the amount of the Purchase Price sent to Buyer in immediately available funds to: [                    ]; ABA: [                                ]; Account #: [                                ]; Account Name: [                                ].

        You agree only to send payments to Wells Fargo Bank, National Association, as specified above, and not to honor a change in the above wire transfer or mailing instructions unless provided in writing and signed by                                .

        You agree to deliver the Purchased Asset Documents: (a) Upon your receipt of Buyer's written request therefore (provided that such request is received by you prior to your payment of the Purchase Price); or (b) promptly, in the event that you elect not to purchase the Purchased Asset, or in the event that a Purchased Asset Document is defective and requires correction. In the alternative, you agree to take such other action with respect to the Purchased Asset Documents as may be agreed upon in writing between Buyer and you. Any delivery by you to Custodian shall be made by express mail to the address of Custodian set forth below; provided however, that in no case shall you return such Mortgage Asset File to Custodian later than twenty (20) calendar days after receipt of such Mortgage Asset File.

        Any Purchased Asset Documents (or portion thereof) being returned in accordance herewith shall be sent to Custodian by overnight courier to: Wells Fargo Bank, National Association; [Address]: [                                    ], Attention: [                                    ], no later than twenty (20) calendar days after the date hereof.

Annex 10-1

        Any questions relating to the Purchased Asset Documents should be referred to                            at [                            ].

        By acknowledging receipt of this Bailee Letter you shall be bound by the terms hereof. Purchaser requests that you acknowledge receipt of the Purchased Asset Documents and this Bailee Letter by signing and returning the enclosed copy of this Bailee Letter in the enclosed self-addressed envelope; provided, however, that your failure to do so does not nullify investor's acceptance of the terms of this Bailee Letter.

Sincerely,
WELLS FARGO BANK, NATIONAL ASSOCIATION (Custodian)
		By:	Name: Title:
Acknowledged and Agreed this day of , 20
[PURCHASER]
By:	Name: Title:

Annex 10-2

 ANNEX 11

FORM OF BAILEE AGREEMENT

ACRC Lender W LLC
c/o Ares Management LLC
2 North LaSalle St., 9th floor
Chicago, IL 60602

                        , 20

[Name of Bailee]
[Address]

  Re:
  Custodial Agreement, dated as of December 14, 2011 (as amended or modified, the "Custodial Agreement"), among Wells Fargo Bank, National Association, as buyer (the "Buyer"), ACRC Lender W LLC (the "Seller") and Wells Fargo Bank, National Association, as custodian (the "Custodian").

Dear Sir or Madam:

        Capitalized terms use but not otherwise defined herein shall have the respective meanings given thereto in the Custodial Agreement. ACRC Lender W LLC hereby sends to you documents evidencing or otherwise relating to one or more Wet Mortgage Assets as set forth on Schedule A attached hereto ("Documents"), for which you have agreed to act as bailee.

        Buyer intends to purchase such Wet Mortgage Asset(s) from Seller, and in connection therewith, Seller will grant a security interest in the Documents referred to below and the Wet Mortgage Asset(s) to which such Documents relate to Buyer. The Custodian is acting as custodian for Buyer in connection with the Documents.

        Schedule A attached hereto identifies the specific Documents delivered, and each Wet Mortgage Asset to which they relate. At the end of this bailee agreement there is a space for you to sign and to acknowledge your receipt of such Documents. Upon your receipt of all such Documents, you hereby agree to (i) deliver to Buyer, Seller and the Custodian, a PDF copy, via Electronic Transmission, of this bailee agreement, signed in the acknowledgment space by you, pursuant to which you (a) acknowledge receipt of the Documents listed in Schedule A, and (b) acknowledge that with respect to such listed Documents you are acting as bailee of Buyer in accordance with the terms of this bailee agreement and (ii) deliver PDF scanned and fully executed copies of all such Documents to the Custodian via Electronic Transmission.

        Upon receipt by you of fully executed original copies of all of the Documents and your receipt of written or telephonic confirmation from Seller and Buyer (or their respective counsel) that any and all closing conditions (including, in the case of Seller, any and all closing conditions set forth in any separate escrow letter with the borrower or other counterparty with respect to each applicable Wet Mortgage Asset to which this bailee agreement relates, you shall do each of the following in the order specified:

          1.     Deliver the Documents via overnight mail to the Custodian at the address listed on the signature page hereto.

          2.     Notify Buyer that all of the foregoing actions have been completed.

        All costs and expenses incurred in carrying out these instructions shall be borne by Seller, and you shall not look to any other party for reimbursement of, or liability for, such costs and expenses.

Annex 11-1

        If for any reason on or before 5:00 P.M. (New York City time) on the Purchase Date you have not received confirmation from Seller and Buyer (or their respective counsel) that any and all of the closing conditions have been satisfied, you shall contact Buyer immediately for further instructions. If Seller's origination of any applicable Wet Mortgage Asset is delayed, you will return the related Documents to Seller unless otherwise instructed by Buyer.

        By signing this bailee agreement below where indicated, (a) you agree that on and after the date hereof until you are otherwise notified by Buyer or the Custodian, any Documents delivered to you as described above will be held by you as bailee for Buyer, (b) you certify that, as of the date of your receipt of any Documents, you have not received notice of any interest of any other person or entity in such Documents or the related Wet Mortgage Asset(s), (c) you agree that you will deliver the Documents to the Custodian by not later than the fifth (5th) Business Day after the date of this letter and (d) you certify that if you have any security interest in the Documents or the Wet Mortgage Asset to which those Documents relate, you agree to waive any interest you may acquire therein at any time, whether arising pursuant to law or otherwise.

        Seller and Buyer hereby irrevocably instruct you that any Documents in your possession are to be held by you as bailee for Buyer, as provided herein until they are delivered to the Custodian at the address noted above together with a copy of this bailee agreement; provided that if Buyer or the Custodian notifies you that Buyer's security interest in any of above-referenced Wet Mortgage Asset has been released or did not attach (the "Release Notice"), from the date of such Release Notice you will hold the Documents relating to such Wet Mortgage Asset (and no others) as bailee for Seller, in which case you will follow Seller's instructions regarding such Documents, and such Documents shall be released to Seller at the address noted above, or its designee (including the Servicer), instead of returning them to the Custodian; and provided further that prior to the date of any Release Notice, notwithstanding anything herein or elsewhere to the contrary, if you receive instructions from Buyer or the Custodian which do not comport with instructions you may have received from Seller or the Servicer, including, without limitation, instructions to deliver the Documents to the Custodian, Buyer or any other person or entity, you shall abide by the instruction of the Custodian or Buyer.

        You agree to immediately give telephonic notice (followed by written notice) to the Custodian if you receive notice of any inquiry from any other person or entity of or with respect to any interest in the Documents or the related loan and you agree that you shall immediately notify each such person in writing, with a copy to the Custodian, of the prior interest of Buyer therein.

        This bailee agreement supersedes any bailee agreement or other agreement or arrangement that may exist between you and Seller. Notwithstanding any contrary understanding with you, Seller or any other person or entity, or any instruction to you from Seller or any other person or entity, you shall abide by the terms of this letter. No deviation in performance of the terms of any previous bailee agreement between you and any of the undersigned shall alter any of your duties or responsibilities as set forth herein.

        Because time is of the essence, please promptly sign and date the enclosed copy of this bailee agreement and return it via overnight delivery service to Buyer and the Custodian at the above address and via telecopier, send a copy of this executed bailee agreement to Seller.

        NOTE:    BY ACCEPTING THE DOCUMENTS DELIVERED TO YOU WITH THIS BAILEE LETTER RELATED TO THE WET MORTGAGE ASSETS, YOU CONSENT TO BE THE BAILEE FOR BUYER ON THE TERMS DESCRIBED IN THIS BAILEE LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED DOCUMENTS RELATED TO EACH APPLICABLE WET MORTGAGE ASSET AND THIS BAILEE LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS BAILEE LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Annex 11-2

Very truly yours,
ACRC Lender W LLC, as Seller
By:
Name:
Title:

ACKNOWLEDGED AND AGREED:
[Bailee]
By:
Print Name:
Date:

cc:

Custodian:	Wells Fargo Bank, National Association 1055 10th Avenue SE Minneapolis, Minnesota 55414 Attention: Kathleen A. Marshall Telecopier No.: (612) 466-5416 Email: kathleen.a.marshall@wellsfargo.com
Buyer:
Wells Fargo Bank, National Association
One Wells Fargo Center
301 South College Street
MAC D1053-053, 12th Floor
Charlotte, North Carolina 28202
Attn:    John Nelson
Telecopier No.:    (877) 711-6173
Email: john.r.nelson1@wellsfargo.com

Annex 11-3

 Schedule A to Bailee Agreement

[List to include all documents described in Mortgage Asset File set forth in Section 2.01(a) - (d) of the Custodial Agreement.]

Annex 11-4